CSX CORPORATION

                      1990 Stock Award Plan as Amended and
                      Restated Effective February 14, 1996
                     (As Amended through September 8, 1999)


1.      Purpose.

        The purpose of this 1990 Stock Award Plan (the "Plan") is to further the long term stability and financial success of CSX Corporation (the "Company") by rewarding selected meritorious employees by the award of Company Stock (as hereinafter defined). The Board of Directors believes that such awards will strengthen the desire of such employees to remain with the Company, will encourage continued work of superior quality and will further the identification of those employees' interests with those of the Company's shareholders.

2.      Definitions.

        As used in the Plan, the following terms shall have the meanings indicated:

(a) "Beneficiary" means the person designated by the Participant, on a form provided by the Company, to exercise the Participant's rights in accordance with Section 10 of the Plan in the event of his death.

(b) "Benefits Trust Committee" means the Committee created pursuant to the CSX Corporation and Affiliated Companies Benefits Assurance Trust.

(c)            "Board" means the Board of Directors of the Company.

(d) "Cause" means (i) an act or acts of personal dishonesty of a Participant intended to result in substantial personal enrichment of the Participant at the expense of the Company or any of its subsidiaries, (ii) violation of the management responsibilities by the Participant which is demonstrably willful and deliberate on the Participant's part and which is not remedied in a reasonable period of time after receipt of written notice from the Company or a subsidiary, or (iii) the conviction of the Participant of a felony involving moral turpitude.

(e)            "Change of Control" is defined in Section 9(e).

(f)            "Code" means the Internal Revenue Code of 1986, as amended.

(g)            "Committee" means the Committee of the Board described in Section
               10.

(h)            "Company" means CSX Corporation, a Virginia corporation.

(i) "Company Stock" means the Common Stock of the Company and rights, options or warrants for the purchase of securities of the Company which may be issued with shares of Common Stock pursuant, and subject, to plans or agreements adopted or entered into from time to time by the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 9), the shares resulting from such a change shall be deemed to be the Company Stock within the meaning of the Plan.

(j) "Company Stock Award" or "Stock Award" means a grant of Company Stock made by the Committee, or by an individual or entity operating under authority delegated by the Committee, pursuant to the provisions of the Plan.

(k) "Completed Month" means a period beginning on the anniversary date of a grant of an Option and ending on the day before the next monthly anniversary.

(l) "Date of Grant" means the date on which a Stock Award is granted by the Committee, or by an individual or entity operating under authority delegated by the Committee.

(m) "Disability" means long-term disability as determined under the Company's Salary Continuance and Long-Term Disability Plan.

(n)            "Divisive   Transaction"   means  a  transaction   in  which  the
               Participant's employer ceases to be a Subsidiary or a sale of substantially all of the assets of the Subsidiary.

(o) "Exercisability Requirements" means, with respect to any grant of Options, such restrictions or conditions on the exercise of such Options that the Committee may, in its discretion, add to the one-year holding requirement.

(p) "Fair Market Value" means the mean between the highest and lowest quoted selling prices of Company Stock per share as reported under New York Stock Exchange - Composite Transactions on the day of reference.

(q) "Option" means a nonqualified stock option granted pursuant to this Plan.

(r) "Participant" means an employee of the Company who is designated by the Committee, or by an individual or entity operating under authority delegated by the Committee, as eligible to be a Participant who receives a Stock Award under the Plan.

(s)            "Retirement" means a termination of employment at or after age 55
               with  eligibility  to  immediately  begin  receiving   retirement
               benefits under the Company's defined benefit pension plan.

(t) "Separation from Employment" means an employee's separation from employment with the Company or a Subsidiary as a result of Retirement, death, Disability, or termination of employment
               (voluntarily or involuntarily). A Participant in receipt of periodic severance payments shall be considered separated from employment on the day preceding the day such severance payments commenced.

(u)            "Subsidiary"   means,   with  respect  to  any   corporation,   a
               corporation more than 50% of whose voting shares are owned directly or indirectly by the Company.

(v) "Trust" means the CSX Corporation and Affiliated Companies Executives' Stock Trust or such other trust or trusts which substantially conforms to the terms of the Internal Revenue
               Service model trust as described in Revenue Procedure 92-64, 1992-2 CB. 422.

3.      Stock.

        Subject to Section 9 of the Plan, there shall be reserved for grant under the Plan an aggregate of 1,000,000 shares of Company Stock, which shall be authorized, but unissued shares.

4.      Eligible Employees.

        All present and future officers and employees of the Company (or any Subsidiary, whether now existing or hereafter created or acquired) shall be eligible to receive a Stock Award or an Option grant under the Plan; provided, however, that no Stock Award or Option may be granted on or after December 31, 1998, to any director or to any officer as that term is defined in Rule 16a-1 of the Securities and Exchange Commission. The Committee shall have the power and complete discretion, as provided in Section 10, to select, or to delegate the selection of, eligible officers and employees to receive a Stock Award or an Option grant and the number of shares of Company Stock awarded or to be awarded pursuant to the terms of the Stock Award and the number of Options to be granted. Each Stock Award and grant of Options, by the Committee, or delegation by the Committee of authority to make Stock Awards or grant Options, shall be approved or ratified by the Board. Unless otherwise provided by its terms, the grant of a Stock Award or an Option shall not obligate the Company or any Subsidiary to pay the Participant any particular amount of remuneration or to make further Stock Awards or Option grants to the Participant at any time thereafter. The grant of a Stock Award or an Option shall not obligate the Company or any Subsidiary to continue the employment of the Participant after the Stock Award or Option grant. Following a Change of Control, no new officers or employees may be designated to receive a Stock Award or Option grant without the approval of the Benefits Trust Committee.

5.      Common Stock Awards.

        (a) Whenever the Committee, or other individual or entity operating under authority delegated by the Committee, deems it appropriate to award Common Stock, notice shall be given to the Participant (or to the class of Participants) stating (i) the number of shares of Common Stock awarded or a formula for determining the number of shares of Common Stock awarded or to be awarded, and
               (ii) the terms and conditions, if any, pertaining to the award that must be satisfied by a Participant in order to receive the Common Stock.

        (b) The Committee may impose conditions and/or restrictions as part of a Stock Award and specify the terms or circumstances upon which restrictions and/or conditions, if any, shall lapse.

        (c) The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions or conditions will lapse or remove or change any and all such restrictions or conditions previously imposed on an award of Common Stock.

        (d)    A  Participant  who receives base  compensation  in excess of a
               dollar level to be determined by   the  Committee  and  who  is
               eligible to receive an award under the Company's Incentive Compensation Program ("ICP") may elect, by the prescribed
               election form with the Company in    accordance  with rules
               established by the Committee, to receive all or part of his annual ICP award in shares of the Company's common stock, rather than cash; provided, however, the Participant must agree that his receipt of the stock will be deferred until his retirement or termination of employment, with a minimum
               deferral  period of three (3) years.  Elections to   defer are
               irrevocable. A Participant who makes such election shall, at the time that the stock is deferred receive an additional award of stock equal to a percentage established by the Committee from time to time, of the amount that he elected to have deferred (the "Stock Premium"). The Participant's election to defer shall also apply to the Stock Premium.

               If a Participant made an effective election to defer the payment of shares of common stock and receive the Stock Premium, the Company shall, within a reasonable period of time after the deferral election is made, transfer shares of common stock or other assets equal in value to the number of shares as to which payment is deferred to the Trust to secure the Company's obligation to pay shares of common stock to the Participant in the future. However, in any event, the Company shall make any previously deferred payment of shares to the Participant upon:

               (1)    the death of the Participant;

               (2)    the Disability of the Participant;

               (3) the Participant's termination of employment with the Company or a Subsidiary, subject to the Participant's deferral election and the three (3) year deferral requirement;

               (4) a Divisive Transaction, subject to the Participant's deferral elections; or

               (5)    a Change of Control.

        (e) The obligations of the Company and any of its affiliated corporations and the benefit due any Participant, surviving spouse or beneficiary hereunder shall be reduced by any amount received in regard thereto under the Trust or any similar trust, trusts or other vehicle.

        (f) Notwithstanding the preceding, following a Change of Control, the authority to delay payment of a Participant's benefit rests solely with the Benefits Trust Committee.

6.      Contributions to the Trust.

(a) The Company shall make contributions to the Trust to secure a source of future payments with respect to Participant's deferral elections pursuant to Section 5. The Trustee shall be responsible only for contributions actually received by it hereunder and the Trustee shall have no duty or responsibility with respect to the timing, amounts, and sufficiency of contributions made or to be made by the Company hereunder.

(b)            The Company may make contributions to the Trust in Common Stock.

(c) A separate bookkeeping account (an "Account") shall be established by the Trustee for each Participant covered by the Trust pursuant to the Plan, as directed in writing by the Company. A Participant may have more than one Account. Each Account is intended to represent the amount of a Participant's deferred and unpaid benefit under the Plan. The value of a Participant's Account at any time will equal the fair market value of the number of shares of Common Stock owed to a Participant under this Plan at such time. The number of shares owed at any time will equal the number of shares of Common Stock which were originally deferred by the Participant, plus the number of Common Stock shares which could have been acquired if dividends subsequently declared by the Company had been paid with respect to such shares and reinvested in Common Stock, less shares actually distributed to the Participant pursuant to the Plan. Account may also mean individual sub-accounts which have been or may be established under the Plan from time to time.

(d) Within sixty days following the close of each calendar year, or more frequently or at such other time as may be required by the Trust Agreement, the Trustee shall provide the Company and each Participant with a written statement of Account of each Participant.

7.      Options.

(a) Options will consist of options to purchase shares of the Company's common stock at purchase prices not less than 100 percent of the Fair Market Value of such common stock on the date of grant.

(b) Options will be exercisable upon the date or dates specified in an Option agreement entered into with a Participant but not earlier than one year after the date of grant of the Options and not later than 15 years after the date of grant of the Options; provided, however, that whether or not the one-year holding requirement is satisfied, any Exercisability Requirement must be satisfied.

(c) Any Participant may exercise an Option to purchase stock upon the date or dates specified in the Option agreement offered to him. In no case may an Option be exercised for a fraction of a share. Except as set forth in Section 8, no Option holder may exercise an Option unless at the time of exercise he has been in the continuous employ of the Company or a Subsidiary since the grant of his Option. An Option holder under this Plan shall have no rights as a shareholder with respect to any shares subject to the Option until such shares have been issued.

(d) For purposes of this section, written notice of exercise must be received by the Corporate Secretary of the Company, not earlier than one year nor later than 15 years after the Option is granted. Such notice must state the number of shares being exercised and must be accompanied by payment of the full purchase price of such shares. Payment for the shares for which an Option is exercised may be made by (1) a personal check or money order payable to CSX Corporation; (2) a tender by the employee (in accordance with procedures established by the Company) of shares of the Company's common stock having a Fair Market Value on the date of tender equaling the purchase price of the shares for which the Option is being exercised; (3) the delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company either sale proceeds of shares sold to pay the purchase price or the amount loaned by the broker to pay the purchase price; or (4) any combination of (1), (2) and (3).

8.      Separation from Employment and Divisive Transactions.

(a) If the Participant's Separation from Employment is because of Disability or death, the right of the Participant or his successor in interest to exercise an Option shall terminate not later than five years after the date of such Disability or death, but in no event later than 15 years from the date of grant; provided, however, that if such Participant is eligible to retire with the ability to begin immediately receiving retirement benefits under the Company's pension plan at or after age 55, his or his successor in interest's right to exercise Options shall be determined as if his Separation from Employment was because of Retirement.

(b) If the Participant's Separation from Employment is because of Retirement, the right of the Participant to exercise an Option shall terminate not later than 15 years from the date of grant.

(c) Unless the Committee deems it necessary in individual cases to extend a Participant's exercise period, if a Participant's Separation from Employment is for any reason other than Retirement, Disability or death, the right of the Participant to exercise an Option shall terminate not later than 30 days from the date of Separation from Employment but in no event later than 15 years after the date of grant.

(d) At the time of his Separation from Employment for any reason other than Cause, a Participant shall vest in a portion of any Option granted that he has held for less than one year from the date of the grant. The portion of such Options in which the Participants shall vest shall be determined by multiplying all shares subject to such Options by a fraction, the numerator of which shall be the number of Completed Months of employment following the date of grant and the denominator of which shall be twelve.

(e) A Participant who vests in any Options under subsection (d) may not exercise such Options prior to the satisfaction of the one-year holding requirement and the Exercisability Requirement pertaining to such Options. Any Options vested under subsection
               (d) must be exercised within one year from the date of the Participant's Separation from Employment.

(f) If the Participant's employer is a Subsidiary involved in a Divisive Transaction, or if the Participant's employment is terminated with the consent of the Company (as a result
               of a    business  transaction  or a  reduction  in  force or any
               other circumstances approved by the Committee), the right of the Participant or his successor in interest to exercise an Option shall terminate not less than three years after the date of the closing of such Divisive Transaction, or if a Participant's employment is terminated with the consent of the Company, but in no event later than 15 years from the date of grant; provided, however, if such Participant is eligible to retire with the ability to begin immediately receiving retirement benefits under the Company's pension plan at or after age 55, his or his successor in interest's right to exercise any Option shall be determined as if he had separated from employment, and such Separation from Employment was because of Retirement. Notwithstanding anything to the contrary in this subsection, a Participant may not exercise such Options prior to satisfaction of the one year holding requirement and the Exercisability Requirement pertaining to such Options. In the event of a Divisive Transaction, employees of Sea-Land Service, Inc., hired by that corporation prior to January 1, 1986, shall be deemed eligible to retire upon termination of employment after age 50 with 20 years of service and eligibility to begin immediately receiving retirement
               benefits under the Company's  defined benefit pension       plan.

(g) Notwithstanding anything to the contrary in the Plan, if a Participant or former Participant (i) becomes associated with, recruits or solicits customers or other employees of the Company or its Subsidiaries for, is employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee) any business that is in competition with the Company or one of its subsidiaries, (ii)
               has his employment  terminated by   the  Company or one of its
               Subsidiaries for Cause or on account of actions by the Participant which are detrimental to the interests of the Company
               or its subsidiaries,  or (iii) engages in,   or has engaged in,
               conduct at the time of or subsequent to the termination of his employment with the Company or its Subsidiaries which the Committee determines to be detrimental to the interests of the Company or its subsidiaries then the Committee may, in its sole discretion, except following a Change of Control, terminate any
               Options held by the Participant,  regardless   of whether then
               exercisable.

9.      Options Non-assignable and Non-transferable.

        Any Option granted under this Plan shall be non-assignable and non-transferable other than as provided in Section 10 and shall be exercisable during the Participant's lifetime only by the Participant who is the holder of the Option or by his guardian or legal representative.

10.     Death of Option Holder.

        In the event of the death of a Participant who is an Option holder under the Plan while employed by the Company or a Subsidiary or prior to the exercise of all rights under an Option, the Option theretofore may be exercised by the Participant's Beneficiary or, if no Beneficiary is designated, by the executor or executrix of the Participant's estate or by the person or persons to whom rights under the Option shall pass by will or the laws of descent and distribution in accordance with the provisions of the Plan and of the Option and to the same extent as though the Participant were then living.

11.     Withholding Tax.

        Whenever the Company proposes or is required to issue or transfer shares of Company Stock under the Plan, a Participant shall remit to the Company an amount sufficient to satisfy any federal, state or local income and payroll tax withholding liability prior to the delivery of any certificate or certificates for such shares. Alternatively, in the sole discretion of the Company, to the extent permitted by applicable laws including regulations promulgated under the Exchange Act, such federal, state or local income and payroll tax withholding liability may be satisfied prior to the delivery of any certificate or certificates for the shares by an adjustment, equal in value to such liability, in the number of shares to be transferred to the Participant. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local income and payroll tax withholding liability.

12.     Effective Date of the Plan.

        This Plan is effective on September 12, 1990.

13.     Termination, Modification.

(a) Prior to a Change of Control, the Board, on the recommendation of the Committee, may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. Following a Change of Control, this Plan may not be terminated or amended without the approval of the Benefits Trust Committee. A termination or amendment of the Plan shall not, without the consent of the Participant, affect a Participant's rights under any Stock Award previously granted to him.

(b) Prior to a Change of Control, the Board on the recommendation of the Committee, may terminate an affiliated corporation's participation as a participating employer in this Plan for any reason at any time. Following a Change of Control, an affiliated corporation may not be added to or terminated from participation as a participating employer without the consent of the Benefits Trust Committee.

(c) Prior to a Change of Control, an affiliated corporation's board of directors may, with the approval of the Committee, terminate that affiliated corporation's participation as a participating employer for any reason at any time. Following a Change of Control, an affiliated corporation's participation as a participating employer may not be terminated without the consent of the Benefits Trust Committee.

14.     Change in Capital Structure or Change in Control.

        (a)    If the number of outstanding shares of Company Stock is increased
               or decreased as a result of a   subdivision or  consolidation  of
               shares, the payment of a stock dividend, stock split, or any other change in capitalization effected without receipt of
               consideration  by the  Company   (including,  but not limited to,
               the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common or preferred
               stock of the  Company),  the number   and kind of shares of stock
               or securities of the Company to be subject to the Plan, the maximum number of shares or securities which may be delivered
               under the Plan,  and other  relevant    provisions  shall be
               appropriately adjusted by the Committee, whose determination shall be binding and conclusive on all persons.

        (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may, subject to the approval of the Benefits Trust Committee, take such actions with respect to outstanding Stock Awards as the Committee deems appropriate.

        (c) Notwithstanding anything in the Plan to the contrary, the Committee may, subject to the approval of the Benefits Trust Committee, take the foregoing actions without the consent of any Participant and the Committee's determination shall be conclusive and binding on all persons for all purposes.

        (d) Notwithstanding any provisions of this Plan to the contrary, upon the occurrence of (i) a Change of Control as defined in subsection (e), below, and subject to an election under subsection (f), below, the three (3) year holding requirement of the Stock Premium for deferred ICP shall be deemed satisfied;
               (ii) a Divisive Transaction, the three (3) year holding requirement of the Stock Premium for deferred ICP shall be deemed satisfied.

        (e)    As used in this Plan, a "Change of Control" means:

               (i)    Stock  Acquisition.  The  acquisition  by any  individual,
                      ------------------
                      entity or group [within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company
                      Voting   Securities");   provided,   however,   that  for
                                               --------    -------
                      purposes   of  this subsection (i),  the  following
                      acquisitions  shall not  constitute a Change of Control:
                      (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled
                      by the  Company;  or (D) any   acquisition  by any
                      corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this
                      Section 9(e); or

               (ii)   Board  Composition. Individuals who, as of the date
                      ------------------
                      hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual
                                 --------   -------
                      becoming a director subsequent to the date hereof whose election or nomination for election by the Company's
                      shareholders,  was   approved  by a  vote  of at  least  a
                      majority of the directors then comprising the Incumbent Board shall be considered as though such
                      individual  were a member of the     Incumbent Board,  but
                      excluding,  for this purpose,  any such  individuals whose
                      initial    assumption  of office  occurs as a result of an
                      actual or threatened election contest with respect to the election or removal of directors or other actual
                      or  threatened   solicitation of proxies or consents by or
                      on behalf of a Person other than the Board; or

               (iii) Business Combination. Approval by the shareholders of the Company of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Company or its principal subsidiary that is not subject, as a matter of law or contract, to approval by the Surface Transportation Board or any successor agency or regulatory body having jurisdiction over such transactions (the "STB") (a "Business Combination"), in each case, unless, following such Business Combination;

                      (A) all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting
                             power of the   then outstanding  voting securities
                             entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or its principal subsidiary or all or substantially all of the assets of the Company or its principal subsidiary either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of
                             the  Outstanding   Company  Common  Stock  and
                             Outstanding   Company  Voting  Securities, as the
                             case may be;

                      (B)    no Person (excluding any corporation  resulting
                             from such Business  Combination or     any employee
                             benefit plan (or related  trust) of the Company or
                             such  corporation   resulting  from  such  Business
                             Combination)   beneficially  owns,  directly  or
                             indirectly, 20% or more of, respectively,  the then
                             outstanding shares of common    stock  of  the
                             corporation  resulting  from  such  Business
                             Combination or the combined  voting  power  of  the
                             then  outstanding   voting  securities  of  such
                             corporation  except  to the  extent  that  such
                             ownership  existed  prior  to the     Business
                             Combination; and

                      (C) at least a majority of the members of the board of directors resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such Business Combination; or

               (iv) Regulated Business Combination. Approval by the shareholders of the Company of a Business Combination that is subject, as a matter of law or contract, to approval by the STB (a "Regulated Business Combination") unless such Business Combination complies with clauses (A), (B) and
                      (C) of subsection (iii) of this Section 9(e); or

               (v)    Liquidation or  Dissolution.  Approval by the shareholders
                      ---------------------------
                      of the Company of a complete liquidation or dissolution of the Company or its principal Subsidiary.

        (f) Each Participant who has elected to defer the payment of an ICP award pursuant to Section 5(e), may elect in a time and manner determined by the Committee, but in no event later than December 31, 1996, or the occurrence of a Change of Control, if earlier, to have amounts and benefits currently deferred, and to be deferred, under the Plan determined and payable under the terms of the Plan as if a Change of Control had not occurred. New Participants in the Plan may elect in a time and manner determined by the Committee, but in no event later than ninety
               (90) days after becoming a Participant, to have amounts and benefits currently deferred, and to be deferred, under the Plan determined and payable under the terms of the Plan as if a Change of Control had not occurred. A Participant who has made an election, as set forth in the two preceding sentences, may, at any time and from time to time, change that election; provided, however, a change of election that is made within one year of a Change of Control shall be invalid.

        (g) Upon a Change of Control, the Company shall, as soon as possible, but in no event more than seven (7) days following a Change of Control, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Participant or beneficiary of this Plan the unfunded portion of the benefits to which Participants of this Plan or their beneficiaries are entitled, and for which the Company is liable pursuant to the terms of this Plan as of the date on which the Change of Control occurred. The amount of the Company's irrevocable contribution shall be based on the accounting for the most recent calendar year or more recent period for the Plan, as approved by the independent actuary or accountant engaged by the Company prior to the Change of Control and approved by the Benefits Trust Committee, if selected or changed following a Change of Control (the "Actuary"), and shall include an amount deemed necessary to pay estimated administrative expenses for the following five (5) years. The Benefits Trust Committee shall cause such accounting to be updated, using participant data supplied to the Actuary by the Company, through a date no earlier than the date of the initial contribution and notify the Company of the amount of additional contributions required as soon as possible.

15.     Administration of the Plan.

        Prior to a Change of Control, the Plan shall be administered by the Committee appointed from time to time by the Board to administer the Plan. Subject to paragraph (e) below the "Committee" shall be the Compensation Committee unless the Board shall appoint another committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon a Stock Award the Committee deems appropriate to achieve the objectives of the award and the Plan, and in addition, and without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

        (a) The Committee shall have the power and complete discretion (i) to delegate to any individual, or to any group of individuals employed by the Company or any Subsidiary thereof, the authority to grant Stock Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority, including but not limited to the maximum Fair Market Value of any Stock Award granted pursuant to such delegation, provided that no individual Stock Award granted by an individual or entity operating under authority delegated by the Committee may exceed a Fair Market Value of $50,000 ($100,000 after December 10, 1997) on Date of Grant.

        (b) The Committee, or other individual or entity operating under authority delegated by the Committee and to the extent permitted by the terms of such delegation, shall have the power and complete discretion to determine (i) which eligible officers or employees shall receive a Stock Award, (ii) the number of shares of Company Stock to be awarded, (iii) the time or times when a Stock Award shall be granted, (iv) whether a Stock Award shall be subject to restrictions and when or upon such other terms the restrictions shall lapse, and (v) whether arrangements to discharge a Participant's tax obligations are satisfactory and, if not, to have the Company retain from the shares of Common Stock granted that number of shares necessary to satisfy the Participant's tax liabilities arising from the Stock Award.

        (c) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

        (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee. No member of the Committee shall be eligible to participate in the Plan or in any other plan of the Company or any Parent or Subsidiary of the Company that entitles participants to acquire stock, stock options or stock appreciation rights of the Company or any Parent or Subsidiary of the Company, if as a result of such eligibility he or she would cease to be a "disinterested person" under Rule 16b-3 with respect to the Plan.

        (e) Following a Change of Control, the Benefits Trust Committee may remove and/or replace the Plan's administrator. Additionally, following a Change of Control, any and all final benefit determinations for Participants, their beneficiaries, heirs and assigns and decisions regarding benefit claims under this Plan shall rest with the Benefits Trust Committee or its delegate in its sole judgment and absolute discretion.

16.     Notice.

        All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

17.     Construction.

        The Plan shall be governed by the laws of the Commonwealth of Virginia.

Addendum.

        Addendum I

        "Pursuant to Sections 4a and 8 of the Plan, with respect to any Non-Qualified Stock Option ("NQSO") granted to any Participant who may be subject to taxation in The Netherlands at any time during the term of such NQSO, the Committee shall have the authority to impose additional conditions on the exercise of the NQSO.

        "Effective for any NQSO granted after December 31, 1997, the Committee may, in addition to any other conditions specified in the option agreement, require that the NQSO is granted conditionally. Such conditions shall include that the NQSO can be exercised only with the approval of the Participant's Senior Vice President - Human Resources ("SVP-HR"). Such approval shall be granted at the discretion of the SVP-HR, which shall not be unreasonably refused. Approval may be refused for reasons which shall be set forth in the option agreement such as, but not limited to, the following: (i) termination of employment for willful or gross misconduct or receipt of notice of termination for such conduct; (ii) disclosure of confidential information; or (iii) rendering services to a competitor. Once approval has been obtained, the Participant must immediately exercise the NQSO. If approval is refused or if the NQSO is not exercised immediately upon receipt of approval, it shall be forfeited.